                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant   |X|

Filed by a Party other than the Registrant   |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_|      Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
 ..............................................................................
                (Name of Registrant as Specified In Its Charter)


                                 Not Applicable
 ..............................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

|X|    No fee required.
|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


       (1)      Title of each class of securities to which transaction applies:

                ...............................................................

       (2)      Aggregate number of securities to which transaction applies:

                ...............................................................

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

                ...............................................................

       (4)      Proposed maximum aggregate value of transaction:

                ...............................................................

       (5)      Total fee paid:

                ...............................................................

|_|    Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)      Amount Previously Paid:

                ...............................................................

       (2)      Form, Schedule or Registration Statement No.:

                ...............................................................

       (3)      Filing Party:

                ...............................................................

       (4)      Date Filed:

                ...............................................................

                                AMERICAN BUSINESS

                            FINANCIAL SERVICES, INC.







                                 PROXY STATEMENT

                                     FOR THE

                               1996 ANNUAL MEETING

                                       OF

                                  STOCKHOLDERS

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                        111 Presidential Blvd., Suite 215
                              Bala Cynwyd, PA 19004





Dear Stockholder:

         You are cordially invited to attend the 1996 Annual Meeting of Stockholders of American Business Financial Services, Inc. ("ABFS") which will be held on January 23, 1997 at the office of ABFS, 111 Presidential Blvd., Suite 215, Bala Cynwyd, PA 19004. The official notice of the Annual Meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention. At the meeting, stockholders of ABFS are being asked to elect directors of ABFS for terms of one year.

         Whether or not you expect to attend the meeting in person it is important that your shares be voted at the meeting. I urge you to specify your choices by marking the enclosed proxy and returning it promptly.

                                       Sincerely,


                                       /s/ Anthony J. Santilli, Jr.
                                       Anthony J. Santilli, Jr.
                                       Chairman and Chief Executive Officer

                   American Business Financial Services, Inc.
                        111 Presidential Blvd., Suite 215
                              Bala Cynwyd, PA 19004

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           to be held January 23, 1997
                           ---------------------------

TO OUR STOCKHOLDERS:

         Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of AMERICAN BUSINESS FINANCIAL SERVICES, INC. (the "Company" or "ABFS") will be held on January 23, 1997 at 3:00 P.M. (Eastern Standard
Time), at the office of ABFS, 111 Presidential Boulevard, Suite 215, Bala Cynwyd, PA 19004 for the following purposes:

                  To elect directors named herein to serve for the terms described in the accompanying Proxy Statement;


and to transact such other business as may properly come before this meeting or any postponement or adjournment thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         The Board has fixed November 29, 1996 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                      By Order of the Board of Directors,


                                      /s/ Beverly Santilli
                                      Beverly Santilli
                                      Secretary



Bala Cynwyd, Pennsylvania
January 2, 1997

                   American Business Financial Services, Inc.
                        111 Presidential Blvd., Suite 215
                              Bala Cynwyd, PA 19004

                          ----------------------------

                                 PROXY STATEMENT
                          ----------------------------


         The accompanying proxy is solicited by and on behalf of the Board of Directors of American Business Financial Services, Inc. (the "Company" or "ABFS") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on January 23, 1997, at 3:00 P.M. (Eastern Standard Time) at the office of ABFS, 111 Presidential Boulevard, Suite 215, Bala Cynwyd, PA 19004 and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to stockholders is January 2, 1997.

         Sending in a signed proxy will not affect the stockholder's right to attend the annual meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, delivering a later dated proxy or giving written notice to the Secretary of ABFS at any time before the proxy is exercised.

         The expense of the proxy solicitation will be borne by ABFS. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of ABFS and its subsidiaries without additional compensation. Upon request by brokers, dealers, banks or voting trustees, or their nominees who are record holders of the Company's common stock, par value $.001 per share (the "Common Stock"), ABFS is required to pay the reasonable expenses incurred by such record holders for mailing proxy material and annual stockholder reports to any beneficial owners of the Common Stock.

         A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Common Stock for election of all nominees for directorship hereinafter named.

         The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting:
(i) matters which ABFS does not know, a reasonable time before the proxy solicitation, are to be presented at the Annual Meeting; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

         The Company is not currently aware of any matters which will be brought before the Annual Meeting (other than procedural matters) which are not referred to in the enclosed notice of the Annual Meeting.

         The Company had 2,353,166 shares of Common Stock outstanding at the close of business on November 29, 1996 (the "Record Date"). In order for a quorum to be present at the 1996 Annual Meeting, a majority of the outstanding shares of the Company's Common Stock as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes.

         Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the Annual Meeting. The election of directors will be determined by a plurality vote. The affirmative vote of a majority of the shares present or represented by proxy is required to approve any other business matters properly brought before the Meeting. Under the Delaware General Corporation Law, an abstention, withholding of authority to vote or broker non-vote on any proposal, other than the election of directors, will have the same legal effect as an "against" vote.


                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of November 29, 1996, the beneficial ownership of the Company's Common Stock: (i) by each person known by the Company to be the beneficial owner of five percent or more of the Company's outstanding Common Stock, (ii) by each director and nominee for director of the Company,
(iii) by each executive officer whose compensation exceeded $100,000 during fiscal 1996 (the "Named Officers"), and (iv) by the directors, nominees for directors and executive officers of the Company as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares.





            Name, Position and Address                             Number of Shares                     Percentage
               of Beneficial Owner                              Beneficially Owned(1)                    of Class
--------------------------------------------------      --------------------------------------     ---------------------
Anthony J. Santilli, Jr.                                           904,544 (2) (3)                         38.0%
Chairman, President,
Chief Executive Officer, Chief Operating
Officer, Treasurer and Director of ABFS
and Beverly Santilli, President of ABC
and Executive Vice President of ABFS
111 Presidential Blvd., Suite 215
Bala Cynwyd, PA  19004

Leonard Becker, Director of ABFS                                     131,230 (4)                           5.5%
Becker Associates
111 Presidential Blvd., Suite 140
Bala Cynwyd, PA  19004

Michael DeLuca, Director of ABFS                                     194,735 (4)                           8.2%
Lux Products
6001 Commerce Park
Mt. Laurel, NJ  08054

Richard Kaufman, Director of ABFS                                    170,561 (4)                           7.2%
c/o Presidential Securities
3 Bala Plaza
East Suite 415
Bala Cynwyd, PA  19004

Harold Sussman, Director of ABFS                                     101,711 (4)                           4.3%
Colliers, Lanard & Axilbund
399 Market Street, 3rd Floor
Philadelphia, PA  19106

Jeffrey M. Ruben                                                      7,500 (5)                             (6)
Senior Vice President and General
Counsel of ABFS
111 Presidential Blvd., Suite 215
Bala Cynwyd, PA  19004

David M. Levin                                                           --                                 --
Senior Vice President - Finance and Chief
Financial Officer of ABFS
111 Presidential Blvd., Suite 215
Bala Cynwyd, PA  19004

All executive officers and directors as a group                      1,510,281(7)                          60.5%
(eight persons)

-------------------------------------

(1) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly they may include securities owned by or for, among others, the wife and/or minor children or the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities.


(2)      Shares listed are held in joint tenancy by Mr. and Mrs. Santilli.

(3) Includes options to purchase 27,500 shares of Common Stock awarded to Mr. Santilli pursuant to the Company's Employee Stock Option Plan.

(4) Includes options to purchase 27,500 shares of Common Stock awarded to each non-employee director of the Company pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors.

(5) Represents an option to purchase 7,500 shares of the Company's Common Stock granted pursuant to the Company's Employee Stock Option Plan.

(6)      Less than one percent.

(7)      Includes options to purchase 145,000 shares of the Company's Common
         Stock.



                       PROPOSAL I -- ELECTION OF DIRECTORS

         The Company's Amended and Restated Certificate of Incorporation currently provides that the Board shall consist of not less than one nor more than fifteen and that within these limits the number of directors shall be as established by the Board. The Board has set the number of directors at five. Prior to the closing of a public offering, all directors will be elected each year for a one-year term and until their successors are elected.

         The Amended and Restated Certificate of Incorporation provides that the Board shall be divided into three classes following the closing of a public offering. Following the close of a public offering, the initial directors of Class One will serve until the first Annual Meeting of Stockholders following a public offering; at such first Annual Meeting of Stockholders, the directors of Class One shall be elected for a term of three (3) years, and after expiration of such term, shall thereafter be elected every three (3) years for three (3) year terms. The initial directors of Class Two shall serve until the second Annual Meeting of Stockholders following a public offering. At the second Annual Meeting of Stockholders following a public offering, the directors of Class Two shall be elected for a term of three (3) years and, after the expiration of such term, shall thereafter be elected every three years for three (3) year terms. The initial directors of Class Three shall serve until the third Annual Meeting of Stockholders after a public offering. At the third Annual Meeting of Stockholders following a public offering, the directors of Class Three shall be elected for a term of three (3) years and after the expiration of such term, shall thereafter be elected every three years for three (3) year terms. Upon the consummation of a public offering the Board shall determine the composition of each class.

         The Board has nominated the following persons, each of whom is currently serving as a director and each of whom has indicated his willingness to continue serving as a director. The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee should for any reason become unable to serve, then valid proxies will be voted for the election of such substitute nominee as the Board of Directors may designate or the Board may reduce the number of directors to eliminate the vacancy.

         Anthony J. Santilli, Jr. - Chairman, President, Chief Executive Officer, Chief Operating Officer, Treasurer and Director

         Anthony J. Santilli, Jr., age 54, is the Chairman, President, Chief Executive Officer, Chief Operating Officer, Treasurer and a Director of the Company and is an executive officer of its subsidiaries. He has held the positions with the Company since early 1993 when the Company became the parent company of American Business Credit, Inc. ("ABC"). In addition, Mr. Santilli is a member of the Company's Executive and Finance Committees.

         Prior to the founding of ABC in 1988, Mr. Santilli was Vice President and Department Head of the Philadelphia Savings Fund Society ("PSFS"). As such, Mr. Santilli was responsible for PSFS' commercial relationships with small and middle market business customers. Mr. Santilli also served as the secretary of PSFS' Asset/Liability Committee and Policy Committee from May 1983 to June 1985 and June 1986 to June 1987, respectively.

         Mr. Santilli graduated with a Bachelor of Science Degree in Economics from St. Joseph's University, Philadelphia, PA and with a Master of Business Administration in Marketing from Drexel University, Philadelphia, PA. Mr. Santilli is the husband of Beverly Santilli, the President of ABC and Executive Vice President of the Company.

         Leonard Becker - Director

         Mr. Becker, age 73, has been a Director of the Company since 1993. Mr. Becker is a member of the Company's Audit, Executive and Finance Committees.

         Mr. Becker is a former 50% owner and officer of the SBIC of the Eastern States, Inc., a federally licensed small business corporation which made medium term loans to small business concerns. For the last 30 years, Mr. Becker has been heavily involved in the investment in and management of real estate; and, has been involved in the ownership of numerous shopping centers, office buildings and apartments. Mr. Becker formerly served as a director of Eagle National Bank and Cabot Medical Corp.

         Mr. Becker graduated from Temple University with a Bachelor of Science degree in Business Administration in 1968.

         Michael DeLuca - Director

         Mr. DeLuca, age 65, has been a Director of the Company since 1993. He is a member of the Company's Audit, Compensation and Finance Committees.

         Mr. DeLuca was President, Chairman of the Board, Chief Executive Officer and a former owner of Bradford-White Corporation, a manufacturer of plumbing products for a period of approximately thirty years. Presently, Mr. DeLuca serves as a Director of BWC-West, Inc., Bradford-White International and is Chief Executive Officer and a Director of Lux Products Corporation.

         Richard Kaufman - Director

         Mr. Kaufman, age 54, has been a Director of the Company since 1993. Mr. Kaufman is a member of the Company's Compensation, Executive and Finance Committees.

         Mr. Kaufman has been self employed since 1982 and involved in making and managing investments for his own benefit. From 1976 to 1982, Mr. Kaufman was President and Chief Operating Officer of Morlan International, Inc., a cemetery and financial services conglomerate. From 1970 to 1976, Mr. Kaufman served as a Director and Vice President-Real Estate and Human Services Division of Texas International, Inc., an oil and gas conglomerate.

         Mr. Kaufman graduated from Michigan State University with a Bachelor of Arts degree in 1965.

         Harold E. Sussman - Director

         Mr. Sussman, age 71, has been a Director of the Company since 1993. Mr. Sussman is a member of the Company's Audit and Compensation Committees. Mr. Sussman is currently a principal in and the Chairman of the Board of the real estate firm of Colliers, Lanard & Axilbund, a major commercial and industrial real estate brokerage and management firm in the Philadelphia area, with which he has been associated since 1972.

         THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR ALL THE NOMINEES LISTED ABOVE.

Board, Committees and Attendance at Meetings

         The Board of Directors of the Company held four meetings during the fiscal year ended June 30, 1996. During fiscal 1996, no directors attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by committees of the Board on which he served. The following is a description of each of the committees of the Board of Directors of the Company.

         The Board has an Audit Committee consisting of Messrs. DeLuca, Sussman and Becker. The Audit Committee met twice during fiscal 1996. The Audit Committee reviews the Company's audited financial statements and makes recommendations to the Board concerning the Company's accounting practices and policies and the selection of independent accountants.

         The Company has a Compensation Committee consisting of Messrs. DeLuca, Sussman and Kaufman. The Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the executive officers and administers the Company's stock option plans. The Compensation Committee met once during fiscal 1996.

         The Company has a Finance Committee comprised of Messrs. Santilli, Becker, Kaufman and DeLuca. The Finance Committee monitors and makes suggestions as to the interest rates paid by the Company on its debt instruments, develops guidelines and sets policy relating to the amount and maturities of investments to be accepted by the Company and performs cash management functions.
The Finance Committee met four times during fiscal 1996.

         The Company has an Executive Committee comprised of Messrs. Santilli, Kaufman and Becker. The Executive Committee is empowered by the Board to act in its stead between meetings of the Board. The Executive Committee met four times in fiscal 1996.

Board Compensation

         Non-employee directors of the Company receive an annual stipend of $5,000 and a monthly stipend of $1,000. No director may receive more than $17,000 per year. Mr. Santilli, the only director who is also an officer of the Company, does not receive any separate fee for acting as a director.

         The Company adopted a Non-Employee Director Stock Option Plan (the "Non-Employee Director Plan") in order to attract, retain and motivate non-employee directors and to encourage such individuals to increase their ownership interest in the Company. The Non-Employee Director Plan was adopted by the Board of Directors on September 12, 1995 and became effective upon its ratification by the stockholders at the Annual Meeting held on May 31, 1996. Such plan provides for the award of options to purchase up to 135,000 shares of the Company's Common Stock from the Company's authorized but unissued shares.

         The Non-Employee Director Plan is administered by the Board of Directors of the Company who shall have the exclusive right to determine the amount and conditions applicable to the options issued pursuant to such plan.

         Options granted under the Non-Employee Director Plan are not incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The exercise price of the stock options granted under the Non-Employee Director Plan shall be equal to the fair market value of the Company's Common Stock on the date of grant. Payment of the exercise price for options granted under the Non-Employee Director Plan may be made in cash, shares of Common Stock, or a combination of both. All options granted pursuant to the Non-Employee Plan are exercisable in accordance with a vesting schedule determined at the time of issuance of the option and may not be exercised more than ten years from the date of the grant. If a non-employee director ceases to be a director of the Company within three years of the option grant, the Company has the right to repurchase shares received pursuant to the exercise of options granted under the Non-Employee Director Plan for a period of six months from the date the optionee ceases to be a director of the Company. All unexercised options terminate three months following the date on which an optionee ceases to be a director of the Company but in no event shall an option be exercisable after ten years from the date of grant thereof.

         In connection with the adoption of such plan, each non-employee director of the Company received an option to purchase 22,500 shares of Common Stock at an exercise price of $5.00 per share. Each new outside director elected subsequent to the adoption of the Non-Employee Director Plan would also receive an option to purchase 22,500 shares of Common Stock at the exercise price on the date of grant. On October 22, 1996, each non-employee director received an option to purchase 5,000 shares of the Company's Common Stock. As of the date hereof, 25,000 shares remain available for future issuances under this plan.

Executive Compensation

         The Company has no direct salaried employees. Each of the executive officers of The Company is an executive officer of the Company's principal operating subsidiary, ABC, and is a salaried employee of such entity.

         The following table sets forth information regarding compensation paid by the Company and its subsidiaries to the Named Officers during fiscal 1996.

                           SUMMARY COMPENSATION TABLE


                                                                                                 Long Term
                                                    Annual Compensation                        Compensation Awards
                                       -------------------------------------------     --------------------------------------
                                                                                          Restricted    Underlying
             Name and                  Fiscal                             Other Annual       Stock        Options/      All Other
        Principal Position             Year      Salary       Bonus      Compensation(2)    Award(s)      SARS (#)    Compensation
-----------------------------------    -----    --------   ---------     ---------------  -----------   ----------    ------------
Anthony J. Santilli, Jr.               1996     $237,500   $300,000(1)       --              --          22,500(3)         --
Chairman, President, Chief Executive   1995      191,667         --          --              --             --             --
Officer, Chief Operating Officer,      1994      175,000         --          --              --             --             --
Treasurer and Director of ABFS

Beverly Santilli                       1996     $120,000    $65,000          --              --             --             --
President, ABC and Executive           1995       86,892         --          --              --             --             --
Vice President and Secretary of ABFS   1994       80,163         --          --              --             --             --

Jeffrey M. Ruben                       1996      $96,125    $50,000          --              --             --             --
Senior Vice President and              1995       80,353         --          --              --          7,500(4)          --
General Counsel of ABFS                1994       75,228         --          --              --             --             --

David M. Levin                         1996      $85,000    $20,000          --              --             --             --
Senior Vice President - Finance and    1995(5)        --         --          --              --             --             --
Chief Financial Officer of ABFS        1994(5)        --         --          --              --             --             --

------------------------------
(1)  This represents Mr. Santilli's yearly bonus of $250,000 plus a one-time bonus of $50,000 paid in October 1995.
(2)  Excludes perquisites and other personal benefits that do not exceed $50,000 or 10% of each officer's total salary and bonus.
(3)  Represents an option to purchase 22,500 shares of Common Stock granted to
     Mr. Santilli at an exercise price of $5.00 per share. Subsequent to fiscal year end, Mr. Santilli was awarded an option to purchase 5,000 shares of
     Common Stock.
(4)  Represents an option to purchase 7,500 shares of Common Stock granted to
     Mr. Ruben at an exercise price of $2.67 per share.
(5)  No disclosure of salary information is included for Mr. Levin for fiscal
     1995 and 1994 as he was not an executive officer at such time.

         During fiscal 1996, the Company paid cash bonuses to certain officers and employees based upon the Company's achievement of certain established performance targets. Bonuses paid for fiscal 1996 to the Named Officers are included in the Bonus Column of the Summary Compensation Table above.

         During the first quarter of fiscal 1997, the Board of Directors adopted a Management Incentive Plan for the benefit of certain officers of the Company and its subsidiaries, including certain of the Company's executive officers. The plan is intended to motivate management toward the achievement of the Company's business goals and objectives by rewarding management in the form of an annual cash bonus if certain established Company and individual goals are attained. Officers eligible to participate in the plan include selected officers at the level of Vice President and above. Bonuses are determined based upon the achievement of qualitative and quantitative individual, departmental and Company goals pursuant to an established formula under which the various factors are weighted based upon each individual's position, years of service and contribution to the overall performance of the Company or a subsidiary thereof. The maximum annual bonus awarded can range from 15% to 225% of an individual's annual salary. For example, if 80% of an individual's goals are met, a bonus of 50% of the individual's potential bonus is payable under the plan. If 100% of the individual's goals are reached, a bonus equal to 100% of the individual's potential bonus is payable under the plan. No bonuses will be paid in any year where the Company fails to meet at least 80% of its performance goals. Bonuses may be prorated to the extent an eligible participant has not been employed by the Company for a full 12 month period.

         In 1993, the Company adopted, and the stockholders approved, the Company's Stock Option Plan (the "Plan"). The purpose of the Plan is to attract and retain qualified management officers. Pursuant to the terms of the Plan, 375,000 shares (as adjusted for the Company's stock split) of Common Stock were reserved for issuance upon the exercise of options granted under the Plan. Of such amount, options to purchase 78,988 shares of the Company's Common Stock were still remaining to be granted as of the date hereof. Subject to the approval of the Company's stockholders, the Company intends to amend the Plan to increase the amount of authorized but unissued shares of Common Stock by 85,000 shares. It is intended that such shares will be used to award incentive stock options to certain of the Company's officers.

         The Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the discretion to interpret the provisions of the Plan; to determine the officers to receive options under the Plan; to determine the type of awards to be made and the amount, size and terms of each such award; to determine the time when awards shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

         Options granted under the Plan may be incentive stock options intended to qualify under Section 422 of the Code, or options not intended to so qualify. The Plan requires the exercise price of all stock options to be at least equal to the fair market value of the Common Stock on the date of the grant. In the case of incentive stock options granted to a stockholder owning, directly or indirectly, in excess of 10% of the Common Stock, the option exercise price must be at least equal to 110% of the fair market value of the Common Stock on the date of grant and such options may not be exercised more than five years from the date of grant. Payment of the exercise price for options granted under the Plan may be made in cash, shares of Common Stock, or a combination of both. All options granted pursuant to the Plan are exercisable in accordance with a vesting schedule which is set at the time of grant and, may not be exercised more than ten years from the date of the grant.

         All unexercised options terminate three months following the date on which an optionee's employment by the Company terminates, other than by reason of disability or death. An exercisable option held by an optionee who dies or who ceases to be employed by the Company because of disability may be exercised by the employee or his representative within one year after the employee dies or becomes disabled (but not later than the scheduled option termination date). Options granted pursuant to the Plan are not transferable except to the decedent's estate in the event of death of the optionee.

         The following table sets forth information regarding options exercised by the Named Officers during fiscal 1996 and the option values of options held by such individuals at fiscal year end.

              AGGREGATED OPTIONS/SAR EXERCISED IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES


                                                                                                   Value of Unexercised
                                                                        Number of Unexercised          In-the-Money
                                    Shares Acquired                       Options/ SARs at            Options/SARs at
                                     on Exercise(#)       Value            Fiscal Year End            Fiscal Year End
             Name                                      Realized($)   Exercisable/ Unexercisable  Exercisable/ Unexercisable
-------------------------------     ----------------  ------------  ---------------------------- -------------------------
Anthony J. Santilli, Jr.                225,012             0                 22,500/0                 $143,438/0(1)
Chairman, President, Chief
Executive Officer, Chief Operating
Officer, Treasurer and Director of
ABFS

Beverly Santilli                           0                0                    N/A                        N/A
President, ABC and Executive
Vice President and
Secretary of ABFS

Jeffrey M. Ruben                           0                0                  7,500/0                 $ 65,288/0(2)
Senior Vice President and
General Counsel of ABFS

David M. Levin                             0                0                    N/A                        N/A
Senior Vice President - Finance
and Chief Financial Officer of
ABFS
--------------
(1)   This represents the aggregate market value (market price of the Common
      Stock less the exercise price) of the options granted based upon the closing sales price per share of $11.375 on June 30, 1996. The exercise price of the options held by Mr. Santilli is $5.00 per share.

(2)   This represents the aggregate market value (market price of the Common
      Stock less the exercise price) of the options granted based upon the closing sales price per share of $11.375 on June 30, 1996. The exercise price of the options held by Mr. Ruben is $2.67 per share.


      The following table sets forth information regarding options to purchase shares of Common Stock granted to the Named Officers during fiscal 1996. No stock appreciation rights ("SARs") were granted in fiscal 1996.


                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS


                                                  Number of           % of Total
                                                  Securities         Options/SARs
                                                  Underlying          granted to
                                                 Options/SARs        Employees in     Exercise or Base
                  Name                           granted (#)         Fiscal Year        Price ($/sh)     Expiration Date
----------------------------------------      ------------------  ------------------  ----------------  ------------------
Anthony J. Santilli, Jr.                          22,500 (1)             100%              $5.00         October 1, 2005
Chairman, President, Chief Executive Officer,
Chief Operating Officer, Treasurer and
Director of ABFS

Beverly Santilli                                      --                   --                  --                  --
President of ABC and Executive Vice
President and Secretary of ABFS

Jeffrey M. Ruben                                      --                   --                  --                  --
Senior Vice President and General
Counsel of ABFS
David M. Levin                                        --                   --                  --                  --
Senior Vice President - Finance and
Chief Financial Officer of ABFS

-------------------------------

(1) Represents an option to purchase 22,500 shares of Common Stock. Subsequent to the end of fiscal 1996, Mr. Santilli received an option to purchase
     5,000 shares.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company does not have any formal policy concerning the direct or indirect pecuniary interest of any of its officers, directors, security holders or affiliates in any investment to be acquired or disposed of by the Company or in any transaction to which the Company is a party or has an interest. The Company will not enter into any such transactions unless approved by a majority of the entire Board of Directors, not including any interested director.

         On September 29, 1995, the Company made a loan in the amount of $600,032 to Anthony J. Santilli, Jr., its President and Chief Executive Officer. The proceeds of the loan were used to exercise 225,012 stock options of the Company at a price of $2.67 per share. The loan bears interest at the rate of 6.46% with interest due annually or at maturity and the principal due September 2005. The loan is secured by the stock purchased with the proceeds of the loan as well as additional shares of the Company's Common Stock owned by Mr. Santilli such that the value of the collateral is equal to twice the outstanding loan amount.

         Mr. Santilli was a limited guarantor on the Company's line of credit with a local commercial bank which expired in December 1996.

         SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors, executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except for the late filing of the Initial Statement of Beneficial Ownership on Form 3 by Mr. David M. Levin, the Company's Chief Financial Officer, who does not own any Common Stock of the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         On March 11, 1996, the Company engaged the firm of BDO Seidman, LLP as independent certified public accountants replacing the firm of Fishbein & Company, P.C. This change in independent certified public accountants was recommended by the Audit Committee and subsequently approved by the Board of Directors. Fishbein and Company, P.C. had served as the Company's independent accountants and audited the Company's financial statements for the years ended June 30, 1994 and 1995.

         Fishbein and Company, P.C.'s reports on the financial statements for the years ended June 30, 1994 and 1995 contained no adverse opinion or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principals.

         There were no disagreements between the Company or its subsidiaries and Fishbein & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the audit of the consolidated financial statements for the two years ended June 30, 1995 and subsequent period through March 11, 1996 which, if not resolved to the satisfaction of Fishbein & Company, P.C., would have caused them to make reference to the subject matter of the disagreement(s) in connection with the reports of Fishbein & Company, P.C. on the consolidated financial statements of the Company for the two years ended June 30, 1995. Such reports did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, there has not been any "reportable events" as defined by Item 304(a)(1)(iv)(B) of Regulation S-B during the periods referred to above.

         A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting to have the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals regarding the 1997 Annual Meeting must be submitted to the Company at its office located at 111 Presidential Boulevard, Suite 215, Bala Cynwyd, PA 19004 by September 5, 1997 to receive consideration for inclusion in the Company's 1997 proxy materials. Any proposal shall be subject to the requirements of the proxy rules under the Exchange Act.


                                  ANNUAL REPORT

         This Proxy Statement is accompanied by the Annual Report to Stockholders for the year ended June 30, 1996 (the "Annual Report"). The Annual Report contains the Company's audited financial statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 1996 REQUIRED TO BE FILED WITH THE SEC WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO:

                                Jeffrey M. Ruben
                    Senior Vice President and General Counsel
                        111 Presidential Blvd., Suite 215
                              Bala Cynwyd, PA 19004



                                    By Order of the Board of Directors,

                                    /s/  Beverly Santilli
                                    Beverly Santilli, Secretary

REVOCABLE PROXY

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                         Annual Meeting of Stockholders
                                January 23, 1997

The undersigned hereby constitutes and appoints Anthony J. Santilli, Jr. and Jeffrey M. Ruben and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders (the "Annual Meeting") of American Business Financial Services, Inc. ("ABFS"), to be held on the 23rd day of January, 1997, and at any postponement or adjournment thereof, and to vote all of the shares of Common Stock of ABFS which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs this proxy to vote as follows:

         Please mark your votes as in this example.   |X|

         The election as directors of all NOMINEES listed below (except as marked to the contrary):

    ANTHONY J. SANTILLI, JR.        LEONARD BECKER        MICHAEL DELUCA
                       RICHARD KAUFMAN        HAROLD SUSSMAN

                      |_|  FOR                     |_|  VOTE WITHHELD

         To withhold authority to vote for an individual nominee, write that nominee's name on the space provided below.

--------------------------------------

In their discretion, the proxies are authorized to vote on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board of Directors recommends a VOTE "FOR" the election of the nominees listed.

                                  (Continued and to be signed on reverse side)

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ABFS

         THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR THE ELECTION OF THE NAMED NOMINEES FOR DIRECTOR. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

         THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

         Should the undersigned be present and choose to vote at the Annual Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of ABFS at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

         The undersigned hereby acknowledges receipt of the Company's 1996 Annual Report to Shareholders, Notice of the Company's Annual Meeting and the Proxy Statement relating thereto.

                                        DATE:_____________________________, 1997
                                                (Please date this Proxy)


                                        ----------------------------------------

                                        ----------------------------------------
                                        Signature(s)


                                        It would be helpful if you signed your name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.


          PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE
                        ENCLOSED POSTAGE PAID ENVELOPE.